UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 20, 2005

Date of Report (Date of Earliest Event Reported)

BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

157-159 rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)

(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.1.1
EXHIBIT 3.1
EXHIBIT 99.1

Item 1.01      Entry into a Material Definitive Agreement.

          On July 20, 2005, Business Objects S.A. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sodium Acquisition Corporation, a Delaware corporation and an indirect, wholly owned subsidiary of the Company (the “Merger Sub”), SRC Software, Inc. (“SRC”), a Delaware corporation, Vista Equity Fund II LP, a Cayman Islands exempted limited partnership, and Andrew Ferguson, Stephen Reiff and Philip Sandstrom. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger agreement, Merger Sub will merge with and into SRC, with SRC continuing as the surviving corporation and an indirect, wholly owned subsidiary of the Company (the “Merger”).

          Under the terms of the Merger Agreement, upon consummation of the Merger, the Company will acquire all of the capital stock of SRC for an aggregate of $90 million in cash ($15 million of which is subject to an escrow), less (x) certain transaction expenses, plus (y) the Cash Adjustment Amount (as defined in the Merger Agreement), plus (z) the aggregate gross cash proceeds receivable by SRC upon the exercise of all vested and unvested SRC options that are outstanding immediately prior to the consummation of the Merger. The Cash Adjustment Amount (as defined in the Merger Agreement) shall not exceed $13.2 million and may be a negative amount.

          Upon consummation of the Merger, the holders of options to acquire shares of SRC common stock outstanding immediately prior to the consummation of the Merger, whether vested or unvested, will be converted into options to acquire currently outstanding, validly issued and fully paid Company ordinary shares. An option exchange ratio will be used to determine the number of Company ordinary shares that may be received pursuant to each SRC stock option upon exercise.

          SRC has made customary representations, warranties and covenants, including, among others, covenants (i) to conduct its business in the ordinary course consistent with past practice during the interim period between execution of the Merger Agreement and consummation of the Merger; (ii) not to engage in certain kinds of transactions during such period; and (iii) not to solicit proposals relating to alternative business combination transactions during such period.

          The completion of the Merger is subject to various closing conditions, including, among others, (i) obtaining the approval of the stockholders of SRC; (ii) the absence of any legal or regulatory restraint or prohibition preventing the consummation of the Merger; (iii) expiration or termination of the applicable Hart-Scott-Rodino waiting period; (iv) subject to certain exceptions, the accuracy of the representations and warranties; and (v) absence of any material adverse effect on SRC.

          The foregoing description of certain terms of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

          Upon consummation of the Merger, the Company has agreed to adopt an employee retention plan (the “Employee Retention Plan”) to provide an incentive to certain employees to continue in the service of the Company and its subsidiaries. The foregoing description of the form of Employee Retention Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of such agreement, a copy of which is filed as Exhibit 2.1.1 hereto and is incorporated herein by reference.

          On July 20, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it had entered into the Merger Agreement. The press release is incorporated herein by reference.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On July 21, 2005, the board of directors of the Company amended Article 6 of the Company’s Amended and Restated Bylaws (the “Amended Bylaws”). Article 6 of the Amended Bylaws stipulates an increase in the stated share capital of the Company to €9,650,548.50 from a stated share capital of €9,622,926.10. This increase in the stated share capital is a result of the issuance of shares following the exercise of stock options by employees of the Company and its subsidiaries between January 1, 2005 and June 30, 2005. Pursuant to French law, changes in a company’s stated capital must be reflected in such company’s bylaws.

          On July 21, 2005, the board of directors of the Company further amended Article 6 of the Company’s Amended Bylaws to stipulate the issuance and granting of 90,000 warrants to two non-employee directors of the Company. Pursuant to French law, these warrants are considered special advantages, which consist of (i) the grant of such warrants without payment as consideration and (ii) the benefit from a fixed exercise price per share equal to 23.13 euros, being the closing price of the Company’s shares on the Eurolist by Euronext ™ on June 13, 2005. Pursuant to French law, special advantages must be reflected in a company’s bylaws.

          The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended Bylaws included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated July 20, 2005 by and among Business Objects S.A., Sodium Acquisition Corporation, SRC Software, Inc., Vista Equity Fund II LP, and Andrew Ferguson, Stephen Reiff and Philip Sandstrom.

2.1.1	Form of Employee Retention Plan.

3.1	Amended and Restated Bylaws of Business Objects S.A, as amended July 21, 2005 (English translation).

99.1	Press release dated July 20, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2005

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer and Senior Group Vice President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated July 20, 2005 by and among Business Objects S.A., Sodium Acquisition Corporation, SRC Software, Inc., Vista Equity Fund II LP, and Andrew Ferguson, Stephen Reiff and Philip Sandstrom.
2.1.1	Form of Employee Retention Plan.
3.1	Amended and Restated Bylaws of Business Objects S.A, as amended July 21, 2005 (English translation).
99.1	Press release dated July 20, 2005.

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